UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2017

GREENHILL & CO., INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2. Financial Information.

Item 2.02. Results of Operations and Financial Condition.

On October 18, 2017, Greenhill & Co., Inc. (“Greenhill” or the “Firm”) issued a press release announcing its financial results for the third quarter ended September 30, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Greenhill under the Securities Act of 1933 or the Exchange Act.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)             Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated October 18, 2017.

Additional Information and Where to Find It

This Form 8-K and the attached press release are for informational purposes only, are not a recommendation to buy or sell shares of Greenhill’s Common Stock or any other securities, and are neither an offer to purchase nor a solicitation of an offer to sell shares of Greenhill’s Common Stock or any other securities. The terms and conditions of the tender offer are set forth in the Tender Offer Statement on Schedule TO (including all exhibits thereto), dated September 27, 2017, as amended and supplemented on October 10, 2017 and October 13, 2017, filed with the United States Securities and Exchange Commission (the “Commission”) by the Firm. Stockholders should read carefully the Offer to Purchase, Letter of Transmittal and related materials, as amended and supplemented, because they contain important information, including the various terms of, and conditions to, the tender offer. Stockholders may obtain a free copy of the Tender Offer Statement on Schedule TO, the Offer to Purchase, Letter of Transmittal, any amendments and supplements to any of the foregoing and any other documents filed by the Firm with the Commission at the Commission’s website at www.sec.gov or the investor relations section of Greenhill’s website at www.greenhill.com.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated October 18, 2017.

E-1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: October 18, 2017	By:	/s/ Ricardo Lima
Name: Ricardo Lima
Title: Secretary